EXHIBIT 10

                            INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this _____ day of ____________, 2001, by and between
____________________________ (the "Indemnified Party") and PUBLIX SUPER MARKETS, INC., a Florida corporation (the "Corporation").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available; and

     WHEREAS,   the  substantial   increase  in  corporate  litigation  subjects
directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance is limited; and

     WHEREAS, in addition, the indemnification provisions of the Florida Business Corporation Act (the "FBCA," as further defined below) expressly provide that such provisions are non-exclusive; and

     WHEREAS, the Indemnified Party does not regard the protection available under the Articles of Incorporation and Bylaws of the Corporation and insurance, if any, as adequate in the present circumstances, and considers it necessary to condition the Indemnified Party's agreement to serve as a director and/or officer of the Corporation to have appropriate contractual rights to indemnification from the Corporation, and the Corporation desires the Indemnified Party to serve in such capacity or capacities and to have such rights as set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, it is hereby agreed as follows:

     1. Definitions.  For the purposes of this Agreement,  the terms below shall
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have the  indicated  meanings  except  where the context in which such a term is used in this Agreement clearly indicates otherwise:

     (a) Affiliate means, as to any Person (the "first Person"), any other Person that, either directly or indirectly, controls, is controlled by or is under common control with the first Person; and the term "control" (including in correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any first Person, means the possession by any other Person, either directly or indirectly, of the power to direct, or to cause the direction of, the management and policies of the first Person, whether through the ownership of voting securities, by contract or otherwise.

     (b) Associate means, as to any Person, a director, officer, employee, agent, consultant, independent contractor, stockholder or partner of such Person.

     (c) Board means the Board of Directors of the Corporation.

     (d) Evaluation Date means, as to any Indemnification Notice, the date that is thirty (30) calendar days after the date of receipt by the Board of such Indemnification Notice.

     (e) Expenses means any and all costs or expenses (other than Liabilities), including but not limited to Legal Fees, and including interest on any of the foregoing, actually and reasonably paid or incurred by the Indemnified Party on account of or in connection with any Proceeding; and Expense means any one of the Expenses.


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     (f) Expense  Advance  Request  means the request  provided  for by Section
2(b)(iv) of this Agreement.

     (g) FBCA means the Florida Business Corporation Act, Chapter 607, Florida Statutes, and any successor statute.

     (h) Final Judicial Determination means a determination by a Court of competent jurisdiction as to which all rights of appeal therefrom have been exhausted or have lapsed.

     (i) Hold Harmless Agreement means the agreement provided for by Section 2(c)(i) of this Agreement.

     (j) Indemnification Notice means the notice provided for by Section 2(b) of this Agreement.

     (k) Legal Fees means the fees and disbursements of legal counsel, legal assistants, experts, accountants, consultants and investigators, before and at trial, in appellate or bankruptcy proceedings and otherwise actually and reasonably paid or incurred by the Indemnified Party on account of or in connection with any Proceeding.

     (l) Liabilities means any and all liabilities of every type whatsoever (other than an Expense), including, but not limited to, judgments, assessments, fines, penalties, excise or other taxes and amounts paid in settlement, and including interest on any of the foregoing, actually and reasonably paid, incurred or suffered by the Indemnified Party on account of or in connection with any Proceeding; and Liability means any one of the Liabilities.

     (m) Non-indemnifiable Conduct means any act or omission to act of the Indemnified Party material to a Proceeding as to which indemnification is sought under this Agreement, which act or omission to act is not subject to indemnification by the Corporation under the provisions of Section 607.0850, Florida Statutes, or any other then-applicable law.

     (n) Person means any natural person or individual, or any artificial person, including any corporation, association, unincorporated organization, partnership, joint venture, firm, company, business, trust, business trust, limited liability company, government, public body or authority, governmental agency or department, and any other entity.

     (o) Plan means any employee benefit or welfare benefit plan sponsored by the Corporation or any of its Affiliates.

     (p) Proceeding means any threatened, pending or completed claim, demand, inquiry, investigation, action, suit or proceeding, regarding any matter (including but not limited to matters arising under or relating to federal or state securities laws, laws relating to the protection of the environment, the Employee Retirement Income Security Act of 1974 ("ERISA") or other laws for the benefit or protection of employees, federal or state tax laws, laws relating to discrimination against persons or groups, or any other civil or criminal law), whether formal or informal, or whether brought by or in the right of the Corporation, whether brought by a governmental body, agency or representative or by any other Person, and whether of a civil, criminal, administrative or investigative nature, and includes any Third Party Proceeding.

     (q) Third Party Proceeding means any Proceeding against the Indemnified Party by, or any Proceeding by the Indemnified Party against, any third party.


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     2. Indemnification Generally.
        -------------------------

          (a) Extent of Indemnity.
          -----------------------

     (i) Grant of Indemnity.  The  Corporation  shall  indemnify the Indemnified
         ------------------
Party to the fullest extent permitted by applicable law in effect on the date hereof as such law may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights and protection than the law permitted the Corporation to provide before such amendment). Without in any manner limiting the generality of the immediately preceding sentence, but subject to and upon the terms and conditions of this Agreement, the Corporation shall indemnify and hold harmless the Indemnified Party in respect of:

               (1) any and all Liabilities that may be incurred or suffered by the Indemnified Party as a result of or arising out of prosecuting, defending, settling, investigating or being a witness in any Proceeding in which the Indemnified Party may be or may have been involved as a party or otherwise, arising out of the fact that the Indemnified Party is or was an Associate of the Corporation or any of its Affiliates, or serves or served as an Associate in or for any Person at the request of the Corporation (including without limitation service as a trustee or in any other fiduciary or similar capacity for or in connection with any Plan maintained by the Corporation or any of its Affiliates or for the benefit of any of the employees of the Corporation or any of its Affiliates, or service on any trade association, civic, religious, educational or charitable boards or committees);

               (2) any and all Liabilities that may be incurred or suffered by the Indemnified Party as a result of or arising out of or in connection with any attempt (regardless of its success) by any Person to charge or cause the Indemnified Party to be charged with wrongdoing or with financial responsibility for damages arising out of or incurred in connection with the matters indemnified against in this Agreement; and

               (3) any and all Expenses that may be incurred or suffered by the Indemnified Party as a result of or arising out of, incident to or in connection with any of the matters indemnified against in this Agreement.

     (ii) Coordination With Insurance.  The obligations of the Corporation under
          ---------------------------
this Agreement are not conditioned in any way on any attempt, whether or not successful, by the Indemnified Party or by the Corporation to collect from an insurer any amount under any insurance policy.

     (iii) Limitations.  In no case shall any  indemnification or advancement or
           -----------
payment of Expenses be provided under this Agreement to or on behalf of or for the direct or indirect benefit of the Indemnified Party by the Corporation:

               (1) In any Proceeding brought by or in the name or interest of the Indemnified Party against the Corporation, except as set forth in
          Section 5(e) of this Agreement;

               (2) In any Proceeding brought by the Corporation against the Indemnified Party, which action is initiated at the direction of the Board, except as set forth in Section 5(e) of this Agreement; or




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               (3)  for  any   Non-indemnifiable   Conduct,  but  no  limitation
          contained in this Section 2(a)(iii)(3) shall prohibit or otherwise restrict, or provide the Corporation with a basis to withhold payments with respect to, the indemnification of the Indemnified Party (subject to the repayment provisions of Section 2(g) of this Agreement) unless and until a determination is made pursuant to the provisions of this Agreement that the Indemnified Party's actions or omissions to act constitute such Non-indemnifiable Conduct.

     (b) Claims for Indemnification.
         --------------------------

     (i)   Submission   of  Claims.   Whenever   any  claims   shall  arise  for
           -----------------------
indemnification under this Agreement, the Indemnified Party shall notify the Corporation as promptly as reasonably practicable after the Indemnified Party has actual knowledge of the facts constituting the basis for such claim (an "Indemnification Notice"). The Indemnification Notice shall specify in reasonable detail the facts known to the Indemnified Party giving rise to such indemnification right, the positions and allegations of the parties to any related Proceeding and the factual bases therefor, and the amount or an estimate of the amount of Liabilities and Expenses reasonably expected to arise therefrom (or a statement to the effect that such Liabilities and Expenses cannot be reasonably estimated). A delay by the Indemnified Party in providing such notice shall not relieve the Corporation from its obligations under this Agreement unless and then only to the extent that the Corporation is materially and adversely affected by the delay. If the Indemnified Party desires to personally retain the services of an attorney in connection with any Proceeding, the
Indemnified Party shall notify the Corporation of such desire in the Indemnification Notice relating thereto, and such notice shall identify the counsel to be retained.

     (ii)  Presumption  of  Right  to  Indemnification.  Upon  submission  of an
           -------------------------------------------
Indemnification Notice to the Corporation, the Board shall review such Indemnification Notice and endeavor to determine whether the Indemnified Party is entitled to indemnification under this Agreement with respect to the matters described therein. As of the Evaluation Date, unless the Board has reasonably determined that the Indemnified Party is not entitled to indemnification under this Agreement with respect to the matters described in such Indemnification Notice, there shall be created a presumption that the Indemnified Party is entitled to such indemnification. Such presumption shall continue, and indemnification shall be provided under this Agreement, unless and until such time as the Board shall reasonably determine that the Indemnified Party is not entitled to indemnification under this Agreement. This paragraph is procedural only and shall not affect the right of the Indemnified Party to indemnification under this Agreement. Any determination by the Board that the Indemnified Party is not entitled to indemnification under this Agreement and any failure to make any advancements or payments requested in an Indemnification Notice or otherwise shall be subject to judicial review.

     (iii)  Limitation  on  Adverse  Determinations  by the  Board.  Subject  to
            ------------------------------------------------------
applicable law, no determination by the Board that the Indemnified Party is not entitled to indemnification under this Agreement shall be given effect under this Agreement unless (i) such determination is made in good faith and is based upon clear and convincing evidence, (ii) such determination is made by a vote of a majority of the Corporation's directors at a meeting at which a quorum is present, and (iii) the Indemnified Party is given written notice of such meeting at least 10 days in advance of such meeting and is given a meaningful opportunity to present at such meeting information in support of the claim for indemnification.

     (iv) Expenses.
          --------
               (1) With respect to any Proceeding as to which the Indemnified Party is entitled (or is presumed to be entitled) to indemnification under this Agreement, Expenses incurred or required to be incurred by or on behalf of the Indemnified Party in connection with such Proceeding, but prior to the final disposition of such Proceeding, shall be advanced or paid or caused to be advanced or paid by the Corporation to or on behalf of the Indemnified Party notwithstanding that there has been no final disposition of such Proceeding, to the extent provided in the immediately following paragraph.

               (2) For purposes of determining whether to authorize advancement or payment of Expenses pursuant to the immediately preceding paragraph, the Indemnified Party shall from time to time submit to the Board a statement requesting advancement of Expenses (an "Expense Advance Request"). Each Expense Advance Request shall set forth (i) in reasonable detail, all Expenses already incurred or required to be incurred by the Indemnified Party and the reason therefor, and (ii) an undertaking by the Indemnified Party, in form and substance reasonably satisfactory to the Corporation, to repay all of the Expenses advanced or paid by the Corporation if it shall ultimately be determined that the Indemnified Party is not entitled to be indemnified with respect to such Proceeding by the Corporation under this Agreement or otherwise. Upon receipt of an Expense Advance Request satisfying the foregoing requirements, as to each Expense set forth therein, unless the Board reasonably determines that the Indemnified Party is not entitled to advancement or payment of such Expense, the Corporation shall, within 10 business days thereafter (or, if later as to any Expense yet to be incurred by the Indemnified Party, on or before the date that is three business days prior to the date such Expense is required to be paid by the Indemnified Party), pay or cause to be paid by the Corporation the amount of such Expense to or on behalf of the Indemnified Party. No security shall be required in connection with any Expense Advance Request, and the ability or inability of the Indemnified Party to make repayment shall not be considered in any evaluation of an Expense Advance Request.

          (c) Rights to Defend or Settle; Third Party Proceedings, etc.
              --------------------------------------------------------

     (i)  Corporation's  Right  to  Defend  or  Settle.  If,  at any  time,  the
          --------------------------------------------
Corporation shall provide the Indemnified Party with an agreement in writing, in form and substance reasonably satisfactory to the Indemnified Party and the Indemnified Party's counsel, agreeing to indemnify, defend or prosecute and hold the Indemnified Party harmless from all Liabilities and Expenses arising from any Third Party Proceeding (a "Hold Harmless Agreement"), and demonstrating to the reasonable satisfaction of the Indemnified Party the Corporation's financial ability to accomplish such indemnification, the Corporation may thereafter at its own expense undertake full responsibility for the defense or prosecution of such Third Party Proceeding. The Corporation may contest or settle any such Third Party Proceeding for money damages on such terms and conditions as it deems appropriate but shall be obligated to consult in good faith with the Indemnified Party and not to contest or settle any Third Party Proceeding involving injunctive or equitable relief against or affecting the Indemnified Party or the Indemnified Party's properties or assets without the prior written consent of the Indemnified Party, such consent not to be withheld unreasonably. The Indemnified Party may participate at the Indemnified Party's own expense and with the Indemnified Party's own counsel in the defense or prosecution of a Third Party Proceeding controlled by the Corporation. Such participation shall not relieve the Corporation of its obligation to indemnify the Indemnified Party under this Agreement with respect to such Third Party Proceeding.

     (ii)  Indemnified  Party's Rights to Settle or Defend.  If the  Corporation
           -----------------------------------------------
fails to deliver a reasonably satisfactory Hold Harmless Agreement and evidence of financial ability as contemplated by the preceding paragraph within 10 days after receipt by the Board of an Indemnification Notice, the Indemnified Party may contest or settle the Third Party Proceeding on such terms as the Indemnified Party sees fit but shall not reach a settlement with respect to the payment of money damages without consulting in good faith with the Corporation. The Corporation may participate at its own expense and with its own counsel in defense or prosecution of a Third Party Proceeding pursuant to this Section 2(c)(ii), but any such participation shall not relieve the Corporation of its obligations to indemnify the Indemnified Party under this Agreement. As to any Third Party Proceeding as to which the Indemnified Party is entitled (or is presumed to be entitled) to indemnification under this Agreement, unless and until such time as the Corporation at its own expense undertakes full responsibility for and control of the defense or prosecution of such Third Party Proceeding, the Indemnified Party shall be entitled to indemnification under this Agreement with respect any Expenses of the Indemnified Party, including Legal Fees, relating to such Third Party Proceeding. Notwithstanding the foregoing, the Corporation may at any time deliver to the Indemnified Party a reasonably satisfactory Agreement of Indemnity and evidence of financial ability as contemplated by the preceding paragraph, and thereafter at its own expense undertake full responsibility for and control of the defense or prosecution of such Third Party Proceeding.

     (iii)  Expenses  as to Third Party  Proceeding.  All  Expenses  incurred in
            ---------------------------------------
defending or prosecuting any Third Party Proceeding shall be advanced or paid in accordance with the procedure set forth in Section 2(b)(iv) of this Agreement.

     (iv) Addressing  Liens,  Attachments,  Etc. If by reason of any Third Party
          -------------------------------------
Proceeding as to which the Indemnified Party is entitled (or is presumed to be entitled) to indemnification under this Agreement, a lien, attachment, garnishment or execution is placed upon any of the property or assets of the Indemnified Party, the Corporation shall promptly furnish a reasonably satisfactory indemnity bond to obtain the prompt release of such lien, attachment, garnishment or execution.

     (v) Cooperation.  The Indemnified  Party shall cooperate in the prosecution
         -----------
or defense of any Third Party Proceeding that is controlled by the Corporation, but the Indemnified Party shall continue to be entitled to advancement or payment of Expenses incurred by him or her in connection therewith as provided in this Agreement.

     (d) Powers of Attorney;  Access to Records.  The parties to this  Agreement
         --------------------------------------
shall execute such powers of attorney as may be necessary or appropriate to permit participation of counsel selected by any party hereto and, as may be reasonably related to any such proceeding, shall provide to the counsel, accountants and other representatives of each party access during normal business hours to all properties, personnel, books, records, contracts, commitments and all other business records of such other party and will furnish to such other party copies of all such documents as may be reasonably requested (certified, if requested).

     (e) Choice of Counsel. In all matters as to which indemnification is or may
         -----------------
be available to the Indemnified Party under this Agreement, the Indemnified Party shall be free to choose and retain counsel, provided that the Indemnified Party shall secure the prior written consent of the Corporation as to such selection, which consent shall not be unreasonably withheld.

     (f)  Consultation.  If the Indemnified Party desires to retain the services
          ------------
of an attorney prior to the determination by the Corporation as to whether it will undertake the defense or prosecution of the Third Party Proceeding as provided in Section 2(c) of this Agreement, the Indemnified Party shall notify the Corporation of such desire in the Indemnification Notice delivered pursuant to Section 2(b)(i), and such Indemnification Notice shall identify the counsel to be retained. The Corporation shall then have 10 days within which to advise the Indemnified Party whether it will assume the defense or prosecution of the Third Party Proceeding in accordance with Section 2(c)(i) hereof. If the Indemnified Party does not receive an affirmative response within such ten-day period, he or she shall be free to retain counsel of his or her choice, and the indemnity provided in Section 2(a) shall apply to the Expenses incurred by the Indemnified Party after the expiration of such 10-day period. Expenses incurred by the Indemnified Party prior to the expiration of such 10-day period shall be covered by the indemnity of Section 2(a), to the extent that representation prior to the expiration of the 10-day period is determined by the Board to be necessary to protect any material interests of the Indemnified Party.

     (g) Repayment.  Notwithstanding  the other  provisions of this Agreement to
         ---------
the contrary, if the Corporation has paid or advanced any Liabilities or Expenses under this Agreement (including pursuant to an Expense Advance Request) to, on behalf of or for the benefit of the Indemnified Party and if it is determined, by a Final Judicial Determination, that the Indemnified Party's actions or omissions to act constituted Non-indemnifiable Conduct or that the Indemnified Party otherwise is not or was not entitled to such payment or advance or that the Indemnified Party is required to reimburse or repay the Corporation for the amount thereof, the Indemnified Party shall and does hereby undertake in such circumstances to reimburse the Corporation for any and all such amounts previously paid to or for the benefit of the Indemnified Party. Such reimbursement shall be without interest, except that interest calculated as provided in Section 5(e)(ii) shall begin to accrue 20 days after the date of the Final Judicial Determination.

     3. Representations and Agreements of the Corporation.
        -------------------------------------------------

     (a) Authority. The Corporation represents, covenants and agrees that it has
         ---------
the corporate power and authority to enter into this Agreement and to carry out its obligations under this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the Board. This Agreement is a valid and binding obligation of the Corporation and is enforceable against the Corporation in accordance with its terms.

     (b) Non-contestability.  The Corporation  represents,  covenants and agrees
         ------------------
that it will not initiate, and that it will use its best efforts to cause any of its Affiliates not to initiate, any action, suit or proceeding challenging the validity or enforceability of this Agreement.

     4. Good Faith Judgment.  The Corporation  represents,  covenants and agrees
        -------------------
that it will exercise good faith judgment in determining the entitlement of the Indemnified Party to indemnification under this Agreement.

     5. Relationship of this Agreement to Other Indemnities.
        ---------------------------------------------------

     (a)  Non-exclusivity.
          ---------------

     (i) This Agreement and all rights granted to the Indemnified Party under this Agreement are in addition to and shall not be deemed to be exclusive with or of any other rights that may be available to the Indemnified Party under any Articles of Incorporation, bylaw, statute, agreement, or otherwise. To the extent that any change to applicable law (whether by statute or judicial decision) shall permit any broader indemnification by agreement than would be afforded under the provisions of this Agreement, it is the intent of the parties to this Agreement that the Indemnified Party shall enjoy by this Agreement the broader rights and protection so afforded by such change.

     (ii) The rights, duties and obligations of the Corporation and the Indemnified Party under this Agreement do not limit, diminish or supersede the rights, duties and obligations of the Corporation and the Indemnified Party with respect to the indemnification afforded to the Indemnified Party under any liability insurance, the FBCA, or under the bylaws or the Articles of Incorporation of the Corporation. In addition, the Indemnified Party's rights under this Agreement will not be limited or diminished in any respect by any amendment to the bylaws or the Articles of Incorporation of the Corporation.

     (b) Availability, Contribution, Subrogation, Etc.
         --------------------------------------------

     (i) The availability or non-availability of indemnification by way of any insurance policy, Articles of Incorporation, bylaw, vote of stockholders, or otherwise from the Corporation to the Indemnified Party shall not affect the right of the Indemnified Party to indemnification under this Agreement, provided that all rights under this Agreement shall be subject to applicable statutory provisions in effect from time to time, except as otherwise expressly provided by this Agreement.

     (ii) Notwithstanding any contrary provisions contained in this Agreement, any funds received by the Indemnified Party by way of indemnification or payment from any source other than from the Corporation under this Agreement shall reduce any amount otherwise payable to the Indemnified Party under this Agreement.

     (iii) If the Indemnified Party is entitled under any provision of this Agreement to indemnification by the Corporation for some claims, issues or matters, but not as to other claims, issues or matters, or for some or a portion of Liabilities or the Expenses actually and reasonably incurred by him or her or amounts actually and reasonably paid in settlement by him or her in the
investigation,   defense,   appeal  or   settlement  of  any  matter  for  which
indemnification is sought under this Agreement, but not for the total amount thereof, the Corporation shall indemnify the Indemnified Party for the portion of such claims, issues or matters, or the portion of such Liabilities or Expenses to which the Indemnified Party is entitled.

     (iv) If for any reason it is determined by a court of competent jurisdiction, in a decision which neither party to this Agreement properly appeals or which decision is affirmed on appeal, that the indemnity provided under this Agreement is unavailable, or if for any reason the indemnity under this Agreement is insufficient to hold the Indemnified Party harmless as provided in this Agreement, then, in any such event, the Corporation shall contribute to the amounts paid or payable by the Indemnified Party in such proportion as equitably reflects the relative benefits received by, and fault of, the Indemnified Party and the Corporation and its Affiliates and its and their respective Associates.

     6. Miscellaneous.
        -------------

     (a) Notices. All notices,  requests, demands and other communications which
         -------
are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; upon successful completion of transmission if transmitted by telecopy, electronic telephone line facsimile transmission or other similar electronic or digital transmission method; at the close of business on the next business day after it is sent, if sent by recognized overnight delivery service with all fees payable by the sender; or at the close of business on the fifth business day after it is sent, if mailed, first class mail, postage prepaid. In each case notice shall be sent to:

      If to the Indemnified Party:

            the Indemnified Party's address on file with the Corporation

      If to the Corporation:

            the Corporation's  principal executive  offices,   Attention John A.
Attaway, Jr. or to such other address as either party may have specified in writing to the other using the procedures specified above in this Section 5(a).

     (b)  Governing  Law.  This  Agreement  shall be  construed  pursuant to and
          --------------
governed by the substantive laws of the State of Florida (but any provision of Florida law shall not apply if the application of such provision would result in the application of the law of a state or jurisdiction other than Florida).

     (c)  Severability.  Any provision of this Agreement that is determined by a
          ------------
court of competent jurisdiction to be prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction. In any such case, such determination shall not affect any other provision of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect. If any provision or term of this Agreement is susceptible to two or more constructions or interpretations, one or more of which would render the provision or term void or unenforceable, the parties agree that a construction or interpretation which renders the term or provision valid shall be favored.

     (d) Specific Enforcement; Presumption.
         ---------------------------------

     (i) The parties agree and acknowledge that in the event of a breach by the Corporation of its obligations under this Agreement, or a breach of any other material provision of this Agreement, damages at law will be an insufficient remedy to the Indemnified Party. Accordingly, the parties agree that, in addition to any other remedies or rights that may be available to the
Indemnified Party, the Indemnified Party shall also be entitled, upon application to a court of competent jurisdiction, to obtain temporary or permanent injunctions to compel specific performance of the obligations of the Corporation under this Agreement.

     (ii) There shall exist in any action to enforce the rights of the Indemnified Party under this Agreement a rebuttable presumption that the Indemnified Party is entitled to indemnification under this Agreement, and the burden of proving that the Indemnified Party is not entitled to indemnification under this Agreement shall be on the Corporation. Neither the failure of the Corporation (through the Board or independent legal counsel), prior to the commencement of such action, to have made a determination that the Indemnified Party is entitled to indemnification under this Agreement, nor an actual determination by the Corporation (through the Board or independent legal counsel) that the Indemnified Party is not entitled to indemnification under this Agreement, shall (X) constitute a defense to the action, (Y) create a presumption that the Indemnified Party is not entitled to indemnification under this Agreement, or (Z) otherwise alter the presumption in favor of the Indemnified Party referred to in the immediately preceding sentence.

     (e) Cost of Enforcement; Interest.
         -----------------------------

     (i) If the Indemnified Party engages the services of an attorney or any other third party or in any way initiates legal action to enforce his rights under this Agreement, including but not limited to the collection of monies due from the Corporation to the Indemnified Party, the prevailing party shall be entitled to recover all reasonable costs and expenses (including reasonable attorneys' fees before and at trial, in appellate proceedings and otherwise). Should the Indemnified Party prevail, such costs and expenses shall be in addition to monies otherwise due the Indemnified Party under this Agreement.

     (ii) If any monies shall be due the Indemnified Party from the Corporation under this Agreement (including under an Expense Advance Request) and shall not be paid within 30 days from the date of written request for payment, interest shall accrue on such unpaid amount at the rate of 2% per annum in excess of the prime rate announced from time to time by Citibank, New York, New York, or such lower rate as may be required to comply with applicable law from the date when due until it is paid in full.

     (f) No Assignment.  Any claim, right, title, benefit, remedy or interest of
         -------------
the Indemnified Party in, to or under or arising out of or in connection with this Agreement is personal and may not be sold, assigned, transferred, pledged or hypothecated, but the provisions of this Agreement shall survive the death, disability or incapacity of the Indemnified Party or the termination of the Indemnified Party's services as a director or officer of the Corporation, or in any other capacity as to which indemnification is available under this Agreement, and shall inure to the benefit of the Indemnified Party's heirs, devisees, executors, administrators and other legal representatives. This Agreement shall inure to the benefit of and shall be binding upon the successors in interest and assigns of the Corporation, including any successor corporation resulting from a merger, consolidation, recapitalization, reorganization, sale of all or substantially all of the assets of the Corporation, or any other transaction resulting in the successor corporation assuming the liabilities of the Corporation under this Agreement (by operation of law or otherwise).

     (g) No  Third  Party  Beneficiaries.  This  Agreement  is not  intended  to
         -------------------------------
benefit, and has not been entered into for the benefit of, any third parties and, other than as set forth in the preceding paragraph as to heirs, devisees, assignees, executors, administrators, other legal representatives and successors, nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any Person, except the Corporation and the Indemnified Party, any claim, right, benefit or remedy under or because of this Agreement or any provision set forth in this Agreement.

     (h)  Construction.  As used in this Agreement,  (1) the word "including" is
          ------------
always without limitation; and (2) the words in the singular number include words of the plural number and vice versa; and the use of any gender shall include all genders where the context so permits.

     (i) Further  Assurances.  The parties to this  Agreement  shall execute and
         -------------------
deliver, or cause to be executed and delivered, such additional or further documents, agreements or instruments and shall cooperate with one another in all respects for the purpose of carrying out the intent of the parties as expressed in this Agreement.

     (j) Venue;  Process.  The parties to this Agreement agree that jurisdiction
         ---------------
and venue in any action brought pursuant to this Agreement to enforce its terms or otherwise with respect to the relationships between the parties shall properly lie in the Circuit Court of the State of Florida in and for either Hillsborough County or Polk County, or in the United States District Court for the Middle District of Florida, Tampa Division. Such jurisdiction and venue are merely permissive; jurisdiction and venue shall also continue to lie in any court where jurisdiction and venue would otherwise be proper. The parties agree that they will not object that any action commenced in the foregoing jurisdictions is commenced in a forum non conveniens. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court.

     (k) Waiver and Delay. Any term or provision of this Agreement may be waived
         ----------------
at any time by the party entitled to the benefit of such waived term or provision by an instrument in writing duly executed by or on behalf of the party entitled to the benefit of such waived term or provision. No waiver by any party to this Agreement of any term or provision of this Agreement shall operate or be construed as a waiver of any other term or provision of this Agreement, whether or not similar. No delay on the part of any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such right, power or privilege.

     (l) Construction.  Each party to this Agreement severally  acknowledges and
         ------------
confirms that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be utilized in the interpretation or construction of this Agreement.

     (m)  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          ------------
counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

     (n) Headings.  The headings of the various  sections in this  Agreement are
         --------
inserted for the convenience of the parties and shall not affect the meaning, construction or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                    PUBLIX SUPER MARKETS, INC.


                                    By:
                                       ----------------------------------------
                                          Name:
                                               --------------------------------

                                          Title:
                                               --------------------------------

                                    INDEMNIFIED PARTY:



                                    -------------------------------------------
                                                (Signature)



                                    --------------------------------------------
                                                (Print Name)